UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 20, 2004





                              FSF Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Minnesota                         0-24648                 41-1783064
----------------------------      ------------------------      -------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                          Identification
                                                                   Number)


201 Main Street South, Hutchinson, Minnesota                      55350-2573
--------------------------------------------                      ----------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (320) 234-4500
                                                    --------------




                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

                               FSF FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

         (c) Exhibits:

                  99.1     Press Release dated April 20, 2004


Item 12. Results of Operations and Financial Condition
------------------------------------------------------

         On April 20, 2004, the Registrant issued a press release to report operating results for the quarter ended March 31, 2004 as well as the announcement of a regular quarterly dividend of $0.35 to shareholders of record on April 30, 2004, payable on May 17, 2004. A copy of the press release is furnished with this Form 8-K as Exhibit 99.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              FSF Financial Corp.



Date: April 20, 2004                          By:      /s/Donald A. Glas
                                                       -------------------------
                                                       Donald A. Glas
                                                       Chief Executive Officer